UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 17, 2010

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

 (Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On February 13, 2009, CLST Holdings, Inc. (the “Company”) filed a lawsuit (the “Federal Court Action”) in the United States District Court for the Northern District of Texas against Red Oak Fund, L.P., Red Oak Partners, LLC, and David Sandberg (collectively, “Red Oak”).  The Company’s Original Complaint and Application for Injunctive Relief alleged that Red Oak engaged in numerous violations of federal securities laws in making purchases of the Company’s common stock and sought to enjoin any future unlawful purchases of the Company’s common stock by Red Oak, its agents, and persons or entities acting in concert with it.  The Company’s First Amended Complaint and Application for Injunctive Relief added three Red Oak affiliates (Pinnacle Partners, LLC; Pinnacle Fund, LLLP; and Bear Market Opportunity Fund, L.P.) as defendants and alleged the same and other violations of federal securities laws against Red Oak and them (Red Oak and its affiliates are referred to collectively as the “Red Oak Group”).

On January 20, 2010, the Red Oak Group filed its Combined Motion for Leave to Amend, to Join Third Parties, to Vacate Scheduling Order and to Continue the Trial Date (“Motion for Leave”).  By its Motion for Leave, the Red Oak Group sought to join Messrs. Durham, Kaiser, and Tornek as defendants and to add claims against them and the Company respectively for alleged violations of Sections 13(d), 14(a), and 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and certain rules promulgated thereunder.

On March 2, 2010, the Court granted the Red Oak Group’s Motion for Leave.   On March 17, 2010, the Red Oak Group filed its Defendants’ Counterclaims and Third-Party Complaint (“Red Oak Complaint”).  The Red Oak Complaint alleges, among other things, that the Company has violated certain federal securities laws, including Sections 13(d), 14(a), and 10(b) of the Exchange Act.  The Company is currently considering its options with respect to the Red Oak Complaint.  The Red Oak Complaint is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain information included herein may constitute “forward-looking” statements for purposes of the Securities Act of 1933, as amended, and the Exchange Act,  and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, litigation results or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. When used in this report, the words “anticipates,” “estimates,” “believes,” “continues,” “expects,” “intends,” “may,” “might,” “could,” “should,” “likely,” “plan,” and similar expressions are intended to be among the statements that identify forward-looking statements. Statements of various factors that could cause the actual results, performance or achievements of the Company or future events relating to the Company to differ materially from the Company’s expectations (“Cautionary Statements”) are disclosed, including, without limitation, those discussed in the “Risk Factors” section in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2009, those statements made in conjunction with the forward-looking statements and otherwise herein. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Statements. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

99.1        Defendants’ Counterclaims and Third-Party Complaint dated March 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: March 23, 2010	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President and Chief Executive Officer